UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United Therapeutics Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED THERAPEUTICS CORPORATION 1735 CONNECTICUT AVENUE, NW WASHINGTON, DC 20009	Your Vote Counts! UNITED THERAPEUTICS CORPORATION 2023 Annual Meeting Vote by June 25, 2023 11:59 PM ET. For shares held in a Plan, vote by June 23, 2023 11:59 PM ET.

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You invested in UNITED THERAPEUTICS CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 26, 2023.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

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Vote Virtually at the Meeting*
Date: June 26, 2023
Time: 10:30 AM EDT

Location: Virtual Annual Meeting of Shareholders conducted
exclusively via live audio webcast at:
www.virtualshareholdermeeting.com/UTHR2023

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Christopher Causey	For
1b.	Raymond Dwek	For
1c.	Richard Giltner	For
1d.	Katherine Klein	For
1e.	Ray Kurzweil	For
1f.	Linda Maxwell	For
1g.	Nilda Mesa	For
1h.	Judy Olian	For
1i.	Christopher Patusky	For
1j.	Martine Rothblatt	For
1k.	Louis Sullivan	For
1l.	Tommy Thompson	For
2.	Advisory resolution to approve executive compensation.	For
3.	Advisory vote on the frequency of future advisory votes on executive compensation.	Year
4.	Approval of the amendment and restatement of the United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan.	For
5.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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